Exhibit 99.1

COMSTOCK TO ACQUIRE QUANTUM GENERATIVE MATERIALS LLC

Strategic Investment in Artificial Intelligence for Materials Discovery in Energy Applications

VIRGINIA CITY, NEVADA, October 7, 2024 – Comstock Inc. (NYSE: LODE) (“Comstock” and the “Company”) today announced the execution of an agreement by Comstock, Deep Interstellar Research LLC (“DIR”), and Quantum Generative Materials LLC (“GenMat”) under which Comstock effectively acquired substantially all of the equity in GenMat, including GenMat’s artificial intelligence materials discovery platform, materials synthesis, and related assets, business, and most of the related technical team. Concurrently, as part of the acquisition of GenMat, Deep Prasad’s holding company will be receiving GenMat’s consolidated satellite, mission control software, other related low earth orbit assets, and space team. As a result of the transaction, Comstock will own substantially all of GenMat’s issued and outstanding equity and continue development and commercialization of its breakthrough physics-based artificial intelligence products and services to discover new materials and other technologies, primarily for decarbonizing energy.

“Our interest in GenMat was and remains grounded in the critical need and use of artificial intelligence for materials science and mineral discovery, for breakthrough energy applications and other mature industries with large addressable markets,” said Corrado De Gasperis, Comstock’s executive chairman and chief executive officer. “Artificial intelligence is even more critical today, as rapidly evolving AI platforms have begun to accelerate the pace of global innovation and redefine industries and competitive requirements. Frankly, anyone that is not integrating AI into their core competencies and capacities will likely either be disrupted or completely replaced.”

OpenAI’s ChatGPT employs a generative large language model to generate new, valuable information for a wide range of use cases at orders of magnitude faster than what was previously possible. GenMat’s AI operates similarly, but instead of generating words and language for a wide range of use cases, it generates new atoms, molecules, and physical systems for a wide range of materials applications, harnessing aspects of humanity’s collective knowledge of physics and chemistry combined with proprietary synthetic datasets to discover new materials in an exponentially shorter time than traditional methods have allowed.

Kevin Kreisler, Comstock’s chief technology officer, added, “focusing and building on GenMat’s team and competencies in materials science, computational chemistry, and computational machine learning, while incorporating the bleeding edge of emerging artificial intelligence technologies will reinforce our competitive advantages in our metals, mining, and fuels businesses, while dramatically expanding our existing innovation capacity as we continue to develop more advanced solutions for enabling systemic decarbonization.”

Since our initial investment in 2021, GenMat has built an exceptional team and achieved a series of critical milestones in materials simulation and synthesis, in addition to successfully launching its orbital imaging and remote sensing satellite, developing its proprietary mission control software, and commencing commercial sales in its space business.

“Deep Prasad positioned GenMat for an extraordinary second opportunity commercializing satellite development, manufacturing and management that requires different skills and dedication,” continued De Gasperis. “Launching a new company that will leverage GenMat’s existing space-based assets evolved as the logical, win-win solution that allowed our respective companies to maximize the value of each enterprise, with Comstock fully owning and dedicating to GenMat, and Deep fully dedicated to, owning, and leading the new space-based enterprise.”

“GenMat is one of the world’s first physics-based AI for materials science startup companies,” added Deep Prasad, GenMat’s founder and former chief executive officer. “We couldn’t be prouder of our accomplishments in materials simulation and synthesis, and the emerging opportunities with space-based systems and technologies. We are excited with Comstock’s plans to build on our work to date, and our ability to now fully dedicate and focus on building our space-based technologies, assets, and operations.”

“The strategic value of leveraging physics-based AI cannot be overstated,” concluded Kreisler. “AI will allow us to build on our competitive advantages in this rapidly changing world, while positioning us to generate extraordinary shareholder value as we fulfill our mission to enable systemic decarbonization by innovating, developing, commercializing, and monetizing new technologies for producing, distributing, storing, and using energy more efficiently.”

Mr. Kreisler will lead the management of GenMat’s ongoing technology development and commercialization efforts, including as part of Comstock’s growing innovation capabilities, projects, and partner networks.

Technology Readiness Level

Comstock uses the technology readiness scale to estimate the readiness of technology from conception to commercialization, iterating sequentially as follows: (i) TRL 1 (basic principles observed and reported); (ii) TRL 2 (technology concept and application formulated); (iii) TRL 3 (analytical and experimental proof of concept); (iv) TRL 4 (validation in laboratory environment); (v) TRL 5 (pre-pilot scale validation in relevant environment); (vi) TRL 6 (pilot prototype demonstration in relevant environment); (vii) TRL 7 (scaled-up commercial prototype in operational environment); (viii) TRL 8 (commercial system demonstration); (ix) TRL 9 (commercial maturity).

GenMat’s materials discovery AI is at TRL 3 in some applications. GenMat is focused on the minimum sufficient requirements for simulating and synthesizing breakthrough new materials for use in energy applications at TRL 6, followed by both commercialization and integration into Comstock’s businesses.

Comstock’s original 2021 investment agreement with GenMat called for a milestone-based investment of $50,000,000 for 50% of GenMat’s fully diluted equity, including about $15,000,000 previously paid by Comstock. Comstock and GenMat agreed to terminate each of their prior agreements as part of the new acquisition agreement. Comstock expects to efficiently operate, integrate, and commercialize GenMat.

About Comstock Inc.

Comstock Inc. (NYSE: LODE) commercializes innovative technologies that contribute to global decarbonization and the clean energy transition by efficiently converting under-utilized natural resources, primarily, woody biomass into low-carbon renewable fuels, end-of-life metal extraction and renewal, and generative AI-enabled advanced materials synthesis and mineral discovery for sustainable mining. To learn more, please visit www.comstock.inc.

Comstock Social Media Policy

Comstock Inc. has used, and intends to continue using, its investor relations link and main website at www.comstock.inc in addition to its Twitter, LinkedIn and YouTube accounts, as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contacts

For investor inquiries:

RB Milestone Group LLC

Tel (203) 487-2759

ir@comstockinc.com

For media inquiries or questions:

Comstock Inc., Tracy Saville

Tel (775) 847-7573

questions@comstockinc.com

Forward-Looking Statements

This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements but are not the exclusive means of doing so. 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These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments, and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: adverse effects of climate changes or natural disasters; adverse effects of global or regional pandemic disease spread or other crises; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, and lithium, nickel and cobalt recycling, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration, metal recycling, processing or mining activities; costs, hazards and uncertainties associated with precious and other metal based activities, including environmentally friendly and economically enhancing clean mining and processing technologies, precious metal exploration, resource development, economic feasibility assessment and cash generating mineral production; costs, hazards and uncertainties associated with metal recycling, processing or mining activities; contests over our title to properties; potential dilution to our stockholders from our stock issuances, recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting our businesses; permitting constraints or delays; challenges to, or potential inability to, achieve the benefits of business opportunities that may be presented to, or pursued by, us, including those involving battery technology and efficacy, quantum computing and generative artificial intelligence supported advanced materials development, development of cellulosic technology in bio-fuels and related material production; commercialization of cellulosic technology in bio-fuels and generative artificial intelligence development services; ability to successfully identify, finance, complete and integrate acquisitions, joint ventures, strategic alliances, business combinations, asset sales, and investments that we may be party to in the future; changes in the United States or other monetary or fiscal policies or regulations; interruptions in our production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, lithium, nickel, cobalt, cyanide, water, diesel, gasoline and alternative fuels and electricity); changes in generally accepted accounting principles; adverse effects of war, mass shooting, terrorism and geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the Securities and Exchange Commission; potential inability to list our securities on any securities exchange or market or maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows, or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund, or any other issuer.